UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

CARVANA CO.
(Exact name of registrant as specified in its charter)

Delaware		001-38073		81-4549921
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

		300 E. Rio Salado Parkway
	Tempe	Arizona	85281
		(Address of principal executive offices, including zip code)

(602) 922-9866
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	CVNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Carvana Co. (the "Company") held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 5, 2026. At the Annual Meeting, the Company's stockholders approved the Carvana Co. 2026 Omnibus Incentive Plan (the “2026 Plan”). The 2026 Plan is described in Item 3 in the Company’s definitive proxy statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on March 25, 2026, and which description is incorporated by reference herein. The description of the 2026 Plan is not complete and is qualified in its entirety by reference to the 2026 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company's stockholders approved an amendment (the "Amendment") to the Company's Amended and Restated Certificate of Incorporation to effect a five-for-one forward stock split of the Company's Class A common stock and Class B common stock (the "Stock Split") and to proportionately increase the number of authorized shares of Class A common stock and Class B common stock (the "Authorized Share Increase"). The Stock Split will become effective on May 7, 2026 at 9:30 a.m. ET (the "Effective Time"). At the Effective Time, each share of the Company’s Class A common stock and Class B common stock issued and outstanding immediately prior to the Effective Time will be automatically subdivided and reclassified into five shares of the Class A common stock or Class B common stock, as applicable. Trading of the Class A common stock is expected to begin on a split-adjusted basis on the New York Stock Exchange at market open on May 8, 2026.

The Amendment is described in Item 4 in the Company’s definitive proxy statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on March 25, 2026, and which description is incorporated by reference herein. The description of the Amendment is not complete and is qualified in its entirety by reference to the text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, an aggregate of 832,509,320 out of 850,082,440 votes were present in person or by proxy, and therefore a quorum was present. The total votes outstanding consisted of 142,993,769 votes attributable to Class A common stock and 707,088,671 votes attributable to Class B common stock. Other than as set forth under Item 4, holders of shares of Class A common stock and Class B common stock voted as a single class on all matters. Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting:
Item 1: Election of directors

Each of the following director nominees received the following votes at the Annual Meeting and were elected as Class III directors to serve for a three-year term expiring at the Company's 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation, or removal.

Nominee	For	Withheld	Broker Non-Votes
Michael Maroone	800,290,111.00	20,542,337.00	11,676,872.00
Neha Parikh	780,134,766.00	40,697,682.00	11,676,872.00

Item 2: Approval, by an advisory vote, of the compensation of the Company's named executive officers (i.e., “say-on-pay”)

The Company's stockholders approved, by an advisory vote, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
803,726,520.00	17,031,209.00	74,719.00	11,676,872.00

Item 3: Approval of the Carvana Co. 2026 Omnibus Incentive Plan

The Company's stockholders approved the Carvana Co. 2026 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Votes
730,926,830.00	89,832,196.00	73,422.00	11,676,872.00

Item 4: Approval of the Amendment to the Company's Amended and Restated Certificate of Incorporation to effect the Stock Split and the Authorized Share Increase

The Company's stockholders approved the Amendment to the Company's Amended and Restated Certificate of Incorporation to provide for the Stock Split and the Authorized Share Increase. The votes required for approval of this Item 4 were as follows:

•The affirmative vote of a majority of voting power of the outstanding shares of capital stock entitled to vote generally in an election of directors, voting as a single class.
•The affirmative vote of a majority of the votes cast for or against the proposal by the holders of Class A common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.
•The affirmative vote of a majority of voting power of the outstanding shares of Class B common stock.

Vote	For	Against	Abstain
Class A common stock and Class B common stock voting together as a single class	832,294,931.00	146,812.00	67,577.00
Class A common stock	131,202,374.00	146,812.00	67,577.00
Class B common stock	701,092,577.00	0.00	0.00

Item 5: Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026

The Company's stockholders ratified the appointment of Grant Thornton LLP as the Company's independent auditor for the year ending December 31, 2026.

For	Against	Abstain
820,578,537.00	11,841,555.00	89,228.00

Item 6: Vote upon a stockholder proposal, as described in the definitive proxy statement on schedule 14A

The Company's stockholders did not approve the stockholder proposal, as described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
32,002,459.00	788,394,436.00	435,553.00	11,676,872.00

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Carvana Co.

10.1	Carvana Co. 2026 Omnibus Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 6, 2026	CARVANA CO.

		By:	/s/ Paul Breaux
		Name:	Paul Breaux
		Title:	Vice President, General Counsel, Secretary, and Chief Compliance Officer